UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2013

TREEHOUSE FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware	20-2311383
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2021 Spring Road
Suite 600
Oak Brook, IL	60523
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement

On August 7, 2013, TreeHouse Foods, Inc. (NYSE: THS) (“TreeHouse”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) to acquire all of the outstanding equity interests of Associated Brands Management Holdings Inc., Associated Brands Holdings Limited Partnership, Associated Brands GP Corporation and 6726607 Canada Limited (collectively, “Associated Brands”), which are privately owned Canadian companies and leading private label manufacturers of powdered drinks, specialty teas and sweeteners, from TorQuest Partners and other shareholders (collectively, the “Sellers”).

The purchase price is CAD $187 million in cash, payable at closing and subject to an adjustment for working capital. The Purchase Agreement contains customary representations and warranties, covenants and agreements. In addition, TreeHouse and the Sellers have agreed to indemnify each other for certain losses, and a portion of the purchase price will be held in escrow to secure the Sellers’ indemnification obligations under the Purchase Agreement.

The transaction is expected to close in the third quarter of 2013, subject to the satisfaction of customary closing conditions, including the receipt of Canadian anti-trust regulatory approval. The transaction will be financed through borrowings under TreeHouse’s existing $750 million credit facility. The Purchase Agreement is subject to termination if the transaction is not completed before October 31, 2013, except that such date may be extended to November 30, 2013 if all closing conditions have been satisfied other than the receipt of Canadian anti-trust regulatory approval.

The Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein. The above description of the material terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 2.1.

Item 7.01. Regulation FD Disclosure

On August 8, 2013, TreeHouse issued a press release announcing that it has entered into an agreement to acquire Associated Brands. The press release is furnished as Exhibit 99.1 and incorporated herein by reference. The information in this Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit Number	Exhibit Description

2.1	Securities Purchase Agreement, dated as of August 7, 2013, by and among TreeHouse, TorQuest Partners Fund II, L.P., the other sellers party thereto and Associated Brands

99.1	Press Release dated August 8, 2013, announcing acquisition of Associated Brands

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date: August 8, 2013	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill
General Counsel, Executive Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

2.1	Securities Purchase Agreement, dated as of August 7, 2013, by and among TreeHouse, TorQuest Partners Fund II, L.P., the other sellers party thereto and Associated Brands

99.1	Press Release dated August 8, 2013, announcing acquisition of Associated Brands